For the three months ended March 31, 2018, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was -0.35% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was -1.29%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was -0.76% during this period. For the twelve months ended March 31, 2018, return on net asset value was 10.29% and return to our stockholders was 10.66% which compares to the return of the S&P 500 Stock Index of 14.00%. During both time periods, the discount at which our shares traded continued to fluctuate and on March 31, 2018 it was 15.8%.

As detailed in the accompanying financial statements (unaudited), as of March 31, 2018, the net assets applicable to the Company’s Common Stock were $1,037,082,348 equal to $39.75 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2018 was $7,603,061. During this period, the net realized gain on investments sold was $23,440,868 and the decrease in net unrealized appreciation was $29,468,583. Net investment income for the three months was $1,252,647. Distributions to preferred shareholders amounted to $2,827,993 and distributions to common shareholders totaled $13,105,940. During the three months, the Company also repurchased 361,539 of its shares at a cost of $12,692,096, an average discount to net asset value of 15.5%.

During the first quarter, equity market participants appeared to have entered a period of reflection following last year’s extraordinarily robust performance amid record low volatility. The muted performance and high volatility, in part, reflected the push and pull of earnings, multiple contraction and a large increase in earnings per share expectations. Functionally, multiple compression is likely the result of a modest increase in long-term interest rates while raised earnings expectations derive from the expected benefit of new lower U.S. corporate tax rates which may feed a stronger economy and improve revenue growth.

The Federal Reserve has played a role in this tug of war, raising short-term rates in conjunction with higher expectations for inflation as the economy approaches full employment. Though rate increases appear benign, thus far, they could reduce equity market inflows as rising yields make bonds more competitive.

Trade war headlines and politics also may have impacted confidence, as evidenced by weakening American Association of Individual Investors surveys, while the economy seemingly remains robust with corporate buybacks and dividend increases continuing apace. Workers’ wages are improving, but at a rate consistent with modest inflation, whereas capital expenditures, which improve productivity, have risen. Credit availability remains strong and leverage at the government, corporate and individual level remains manageable, presuming that interest rates do not accelerate meaningfully. Margins have contracted modestly, but remain at historically high levels which may bode well for reported earnings.

In aggregate, the potential for improving performance for both the economy and equities continues to outweigh the negatives, albeit less so than last year, and we continue to be favorably inclined toward the stock market, but vigilant regarding the risks inherent in the second longest bull market in history.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through March 31, 2018. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Jeffrey W. Priest

President and Chief Executive Officer

April 18, 2018

				Value
	Shares	COMMON STOCKS		(note 1a)
Consumer	AUTOMOBILES AND COMPONENTS (0.5%)
Discretionary	434,063	Ford Motor Company	(Cost $5,091,723)	$4,809,418
(15.2%)
	MEDIA (2.2%)
	10,000	Charter Communications, Inc. (a)		3,112,200
	404,285	Discovery Communications, Inc. (a)		8,663,828
	336,245	Sinclair Broadcast Group, Inc. - Class A		10,524,468
			(Cost $24,486,145)	22,300,496
	RETAILING (12.5%)
	18,000	Amazon.com, Inc. (a)		26,052,120
	291,599	GCI Liberty Inc. Class A (a)		15,413,923
	335,279	Liberty Expedia Holdings, Inc. (a)		13,169,759
	500,000	Macy’s, Inc.		14,870,000
	743,268	The TJX Companies, Inc.		60,620,938
			(Cost $54,692,610)	130,126,740
			(Cost $84,270,478)	157,236,654

Consumer	FOOD, BEVERAGE AND TOBACCO (11.8%)
Staples	220,000	Danone (France)		17,789,431
(15.4%)	93,210	Diageo plc ADR (United Kingdom)		12,622,498
	450,000	Nestle S.A. (Switzerland)		35,602,637
	195,000	PepsiCo, Inc.		21,284,250
	625,000	Unilever N.V. (Netherlands/United Kingdom)		35,268,294
			(Cost $60,723,128)	122,567,110
	FOOD AND STAPLES RETAILING (3.6%)
	103,781	Costco Wholesale Corporation		19,555,454
	200,000	Wal-Mart Stores, Inc.		17,794,000
			(Cost $19,032,438)	37,349,454
			(Cost $79,755,566)	159,916,564

Energy	110,000	Anadarko Petroleum Corporation		6,645,100
(6.3%)	1,127,947	Cameco Corporation (Canada)		10,253,038
	1,525,000	Ensco plc - Class A (United Kingdom)		6,694,750
	3,830,440	Gulf Coast Ultra Deep Royalty Trust		245,148
	420,000	Halliburton Company		19,714,800
	1,721,159	Helix Energy Solutions Group, Inc. (a)		9,965,511
	125,000	Phillips 66		11,990,000
			(Cost $51,650,073)	65,508,347

Financials	BANKS (2.0%)
(21.8%)	110,000	M&T Bank Corporation	(Cost $560,176)	20,279,600
	DIVERSIFIED FINANCIALS (5.0%)
	105,000	American Express Company		9,794,400
	205,000	JPMorgan Chase & Co.		22,543,850
	370,000	Nelnet, Inc.		19,391,700
			(Cost $12,656,888)	51,729,950
	INSURANCE (14.8%)
	154,552	Aon plc (United Kingdom)		21,688,282
	400,000	Arch Capital Group Ltd. (a) (Bermuda)		34,236,000
	275,000	Axis Capital Holdings Limited (Bermuda)		15,831,750
	110	Berkshire Hathaway Inc. Class A (a) (b)		32,901,000
	120,000	Everest Re Group, Ltd. (Bermuda)		30,818,400
	400,000	MetLife, Inc.		18,356,000
			(Cost $41,917,542)	153,831,432
			(Cost $55,134,606)	225,840,982

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
Health Care	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(8.7%)	1,617,923	Arantana Therapeutics, Inc. (a)		$7,135,040
	165,000	Celgene Corporation (a)		14,719,650
	443,600	Gilead Sciences, Inc.		33,443,004
	299,942	Intra-Cellular Therapies, Inc. (a)		6,313,779
	200,191	Merck & Co., Inc.		10,904,404
	308,864	Paratek Pharmaceuticals, Inc. (a)		4,015,232
	380,808	Pfizer Inc.		13,514,876
			(Cost $49,515,747)	90,045,985

Industrials	CAPITAL GOODS (4.7%)
(9.7%)	124,131	Eaton Corporation plc (Ireland)		9,919,308
	295,000	General Electric Company		3,976,600
	315,500	Johnson Controls International plc (Ireland)		11,118,220
	190,000	United Technologies Corporation		23,905,800
			(Cost $42,127,455)	48,919,928
	COMMERCIAL AND PROFESSIONAL SERVICES (5.0%)
	787,800	Republic Services, Inc.	(Cost $11,167,520)	52,175,994
			(Cost $53,294,975)	101,095,922

Information	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (5.4%)
Technology	249,756	Applied Materials, Inc.		13,888,931
(26.5%)	192,850	ASML Holding N.V. (Netherlands)		38,292,296
	13,400	Broadcom Limited		3,157,710
			(Cost $15,669,292)	55,338,937
	SOFTWARE AND SERVICES (12.5%)
	35,500	Alphabet Inc. (a)		36,628,545
	116,000	DXC Technology Company		11,661,480
	615,000	eBay Inc. (a)		24,747,600
	500,686	Microsoft Corporation		45,697,611
	243,247	Oracle Corporation		11,128,550
			(Cost $82,914,545)	129,863,786
	TECHNOLOGY HARDWARE AND EQUIPMENT (8.6%)
	114,000	Apple Inc.		19,126,920
	640,000	Cisco Systems, Inc.		27,449,600
	133,966	InterDigital, Inc.		9,859,898
	335,036	QUALCOMM Incorporated		18,564,345
	141,309	Universal Display Corporation		14,272,209
			(Cost $46,563,831)	89,272,972
			(Cost $145,147,668)	274,475,695

Miscellaneous		Other (c)	(Cost $46,610,231)	48,039,820
(4.6%)
Telecommunications	421,252	Vodafone Group plc ADR (United Kingdom)	(Cost $13,448,136)	11,719,231
Services
(1.1%)
		TOTAL COMMON STOCKS (109.3%)	(Cost $578,827,480)	1,133,879,200

	Warrant	WARRANT (a)
Technology	281,409	Applied DNA Sciences, Inc./	(Cost $2,814)	74,573
Hardware and		November 14, 2019/$3.50
Equipment
(0.0%)
	Contracts
Put Options	(100 shares each) COMPANY/EXPIRATION DATE/EXERCISE PRICE
Consumer	250	Costco Wholesale Corporation/April 20, 2018/$180
Staples (0.0%)			(COST $85,511)	29,250

Consumer	1,200	TJX Companies, Inc./April 20, 2018/$75
Discretionary			(COST $187,120)	18,000
(0.0%)
		TOTAL PUT OPTIONS (0.1%)	(COST $272,631)	47,250

		Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS	(note 1a)
98,036,694	State Street Institutional Treasury Plus Money Market Fund,
Trust Class, 1.5% (d) (9.5%)	(Cost $98,036,694)	$98,036,694
TOTAL INVESTMENTS (e) (118.8%)	(Cost $677,139,619)	1,232,037,717
Liabilities in excess of receivables and other assets (-0.5%)		(4,838,194)
		1,227,199,523
PREFERRED STOCK (-18.3%)		(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)		$1,037,082,348

ADR - American Depository Receipt (a) Non-income producing security.

(b) Security is held as collateral for options written.

(c) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d) 7 day yield.

(e) At March 31, 2018, the cost of investments for Federal income tax purposes was $680,850,125; aggregate gross unrealized appreciation was
    $575,621,752; aggregate gross unrealized depreciation was $24,434,160; and net unrealized appreciation was $551,187,592.

	NET SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITIONS
Discovery Communications, Inc.	215,000	404,285	(b)
DXC Technology Company	25,000	116,000	(b)
InterDigital, Inc.	52,443	133,966	(b)
Phillips 66	125,000	125,000
Sinclair Broadcast Group, Inc. - Class A	336,245	336,245

ADDITIONS
Alphabet Inc.	5,000	35,500
Apple Inc.	10,000	114,000
Applied Materials, Inc.	10,000	249,756
Arantana Therapeutics, Inc.	500,000	1,617,923
ASML Holding N.V.	7,000	192,850
Cameco Corporation	200,000	1,127,947
Ensco plc - Class A	175,000	1,525,000
Intra-Cellular Therapies, Inc.	15,000	299,942
Johnson Controls International plc	500	315,500
Macy’s, Inc.	300,000	500,000
MetLife, Inc.	20,000	400,000
QUALCOMM Incorporated	33,836	335,036
Universal Display Corporation	20,000	141,309

DECREASES
ELIMINATION
Tyler Technologies, Inc.	27,170	--

REDUCTIONS
Amazon.com Inc.	2,000	18,000
American Express Company	20,000	105,000
Anadarko Petroleum Corporation	48,500	110,000
Broadcom Limited	23,500	13,400
Charter Communications, Inc.	9,000	10,000
Costco Wholesale Corporation	15,000	103,781
eBay Inc.	140,000	615,000
Halliburton Company	40,000	420,000
Liberty Expedia Holdings, Inc.	25,500	335,279
Nelnet, Inc.	20,000	370,000
The TJX Companies, Inc.	176,500	743,268

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31,
2018 is shown in the table.

	COST	VALUE	PERCENT COMMON
INDUSTRY CATEGORY	(000)	(000)	NET ASSETS*
Information Technology
Semiconductors & Semiconductor Equipment	$15,669	$55,339	5.4%
Software & Services	82,915	129,864	12.5
Technology Hardware & Equipment	46,566	89,347	8.6
	145,150	274,550	26.5
Financials
Banks	560	20,280	2.0
Diversified Financials	12,657	51,730	5.0
Insurance	41,918	153,831	14.8
	55,135	225,841	21.8
Consumer Staples
Food, Beverage & Tobacco	60,723	122,567	11.8
Food & Staples Retailing	19,118	37,379	3.6
	79,841	159,946	15.4

Consumer Discretionary
Automobiles & Components	5,092	4,809	0.5
Media	24,486	22,300	2.2
Retailing	54,880	130,145	12.5
	84,458	157,254	15.2
Industrials
Capital Goods	42,127	48,920	4.7
Commercial & Professional Services	11,168	52,176	5.0
	53,295	101,096	9.7
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	49,516	90,046	8.7
Energy	51,650	65,508	6.3
Miscellaneous**	46,610	48,040	4.6
Telecommunication Services	13,448	11,719	1.1
	579,103	1,134,000	109.3
Short-Term Securities	98,037	98,037	9.5
Total Investments	$677,140	1,232,037	118.8
Other Assets and Liabilities - Net		(4,838)	(0.5)
Preferred Stock		(190,117)	(18.3)
Net Assets Applicable to Common Stock		$1,037,082	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

	Contracts			Value
Call Options	(100 shares each)	COMPANY/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
Consumer	400	Costco Wholesale Corporation/April 20, 2018/$185 (Premiums Received $187,919)		$230,000
Staples (0.0%)
Consumer	597	TJX Companies, Inc./ April 20, 2018/$80		164,175
Discretionary	400	TJX Companies, Inc./ July 20, 2018/$77.50		272,000
(0.0%)			(Premiums Received $472,895)	436,175
		TOTAL CALL OPTIONS	(Total Premiums Received $660,814)	$666,175

Put Options
	1,000	Walmart Stores, Inc./June 15, 2018/$92.50	(Premiums Received $386,353)	$585,000
Consumer
Staples (0.1%)
Information	1,000	Facebook Inc. Class A/May 18, 2018/$150	(Premiums Received $597,949)	505,000
Technology (0.0%)		TOTAL PUT OPTIONS	(Total Premiums Received $984,302)	$1,090,000

(see notes to unaudited financial statements)

5

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $578,827,480)		$1,133,879,200
Warrant (cost $2,814; note 4)		74,573
Purchased options (cost $272,631)		47,250
Money market fund (cost $98,036,694)		98,036,694

Total investments (cost $677,139,619)		1,232,037,717

RECEIVABLES AND OTHER ASSETS
Cash	$807,863
Dividends, interest and other receivables	1,583,016
Qualified pension plan asset, net excess funded (note 7)	4,803,911
Present value of future office lease payments (note 8)	5,459,109
Prepaid expenses, fixed assets and other assets	1,855,154	14,509,053

TOTAL ASSETS		1,246,546,770

LIABILITIES
Payable for securities purchased	981,534
Accrued compensation payable to officers and employees	1,071,250
Outstanding options written, at value (premiums received $1,645,116; note 4)	1,756,175
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	5,859,538
Accrued supplemental thrift plan liability (note 7)	3,862,966
Present value of future office lease payments (note 8)	5,459,109
Accrued expenses and other liabilities	136,720

TOTAL LIABILITIES		19,347,247

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 26,091,597 shares (note 5)		$1,037,082,348

NET ASSET VALUE PER COMMON SHARE		$39.75

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 26,091,597 shares at par value (note 5)	$26,091,597
Additional paid-in capital (note 5)	439,510,272
Overdistributed net investment income (note 5)	(1,141,415)
Undistributed net realized gain on common stocks, options and other	23,518,699
Unallocated distributions on Preferred Stock	(3,047,948)
Unrealized appreciation on common stocks,warrant, options, and other	554,787,039
Accumulated other comprehensive loss (note 7)	(2,635,896)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,037,082,348

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $52,706)		$4,180,708
Interest		386,460
		4,567,168
EXPENSES
Investment research	$1,899,329
Administration and operations	865,870
Office space and general	285,895
Directors’ fees and expenses	70,165
Transfer agent, custodian and registrar fees and expenses	66,901
Auditing and legal fees	58,148
State and local taxes	43,960
Stockholders’ meeting and reports	24,253	3,314,521
NET INVESTMENT INCOME		1,252,647

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Common stock and warrant transactions	22,060,934
Purchased option transactions	625,955
Written option transactions	753,979
	23,440,868
Net decrease in unrealized appreciation:
Common stocks and warrant	(27,236,480)
Purchased options	(2,027,607)
Written options	(204,496)
	(29,468,583)
GAINS AND DEPRECIATION ON INVESTMENTS		(6,027,715)
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		(4,775,068)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		($7,603,061)

	Three Months Ended
	March 31, 2018	Year Ended
OPERATIONS	(Unaudited)	December 31, 2017
Net investment income	$1,252,647	$8,564,156
Net realized gain on investments	23,440,868	91,833,612
Net increase (decrease) in unrealized appreciation	(29,468,583)	70,336,629
	(4,775,068)	170,734,397
Distributions to Preferred Stockholders:
From net investment income	—	(2,116,504)
From net capital gains	—	(9,195,468)
Unallocated distributions	(2,827,993)	—
Decrease in net assets from Preferred distributions	(2,827,993)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,603,061)	159,422,425
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	1,987,555
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(15,212,903)
From net capital gains	(13,105,940)	(71,518,172)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(13,105,940)	(86,731,075)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	35,156,383
Cost of Common Shares purchased	(12,692,096)	(61,886,535)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(12,692,096)	(26,730,152)
NET INCREASE (DECREASE) IN NET ASSETS	(33,401,097)	47,948,753

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	1,070,483,445	1,022,534,692
END OF PERIOD (including over distributed net investment income of
($1,141,415) and ($2,394,592), respectively)	$1,037,082,348	$1,070,483,445

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2018 and for each year in the five-year period ended December 31, 2017. This information has been derived from informa-
tion contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2018		Year Ended December 31,
	(Unaudited)	2017	2016	2015	2014	2013

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$40.47	$37.56	$37.74	$39.77	$41.07	$32.68

Net investment income	.05	.32	.30	.48	.32	.17
Net gain (loss) on common stocks, options
and other - realized and unrealized	(.16)	6.23	3.10	(.99)	2.39	10.51
Other comprehensive income (loss)	—	.08	.02	.02	(.13)	.20
	(.11)	6.63	3.42	(.49)	2.58	10.88
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.04)	(.12)	(.04)	(.04)
Distributions from net capital gains	—	(.39)	(.38)	(.27)	(.34)	(.35)
Unallocated	(.11)	—	—	—	—	—
	(.11)	(.43)	(.42)	(.39)	(.38)	(.39)
Total from investment operations	(.22)	6.20	3.00	(.88)	2.20	10.49
Distributions on Common Stock:
Dividends from net investment income	—	(.30)	(.33)	(.34)	(.32)	(.18)
Distributions from net capital gains	(.50)	(2.99)	(2.85)	(.81)	(3.18)	(1.92)
	(.50)	(3.29)	(3.18)	(1.15)	(3.50)	(2.10)
Net asset value, end of period	$39.75	$40.47	$37.56	$37.74	$39.77	$41.07
Per share market value, end of period	$33.47	$34.40	$31.18	$31.94	$35.00	$35.20
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	(1.29%)*	21.21%	7.59%	(5.34%)	9.32%	34.24%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,037,082	$1,070,483	$1,022,535	$1,068,028	$1,227,900	$1,229,470
Ratio of expenses to average net assets
applicable to Common Stock	1.24%**	1.28%	1.27%	1.17%	1.10%	1.27%
Ratio of net income to average net assets
applicable to Common Stock	0.47%**	0.79%	0.78%	1.17%	0.78%	0.47%
Portfolio turnover rate	5.62%*	19.58%	20.29%	14.41%	14.98%	17.12%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	646%	663%	638%	662%	746%	747%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.91	$26.59	$25.77	$26.75	$26.01	$25.30

* Not annualized
** Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles
(“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment
Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

8

1. SIGNIFICANT ACCOUNTING POLICIES - (Continued from bottom of previous page.) .

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-
counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine cur-
rent market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised.
Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using proce-
dures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2018:

2. FAIR VALUE MEASUREMENTS - (Continued from bottom of previous page.)

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,133,879,200	—	—	$1,133,879,200
Warrant	74,573	—	—	74,573
Purchased options	47,250	—	—	47,250
Money market fund	98,036,694	—	—	98,036,694
Total	$1,232,037,717	—	—	$1,232,037,717

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the three months ended March 31, 2018.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2018 amounted to $91,501,339 and $65,542,858, on long transactions, respectively.

4. OPTIONS - The level of activity in purchased and written options varies from year to year based upon market conditions. Transactions in purchased calls and put options, as well as written covered call options and collateralized put options for the three months ended March
31, 2018 were as follows:

PURCHASED OPTIONS	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2017	4,500	$333,937	2,100	$713,037
Purchased	0	0	1,200	187,120
Exercised	(3,000)	(302,375)	(1,700)	(581,470)
Expired	(1,500)	(31,562)	(150)	(46,056)
Outstanding, March 31, 2018	0	$0	1,450	$272,631

WRITTEN OPTIONS	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2017	2,100	$705,936	0	$0
Written	2,961	1,125,420	2,330	1,041,378
Terminated in closing purchase transactions	(3,164)	(914,069)	(330)	(57,076)
Expired	(500)	(256,473)	0	0
Outstanding, March 31, 2018	1,397	$660,814	2,000	$984,302

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common
Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 26,091,597 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on March 31, 2018.
On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an under-
written offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of
Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred
Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the
Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting sepa-
rately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets appli-
cable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2018 and the year ended December 31, 2017 were as follows:

	Shares		Amount
	2018	2017	2018	2017
Par value of Shares issued in payment of dividends
and distributions (issued from treasury)	—	1,047,100	—	$1,047,100
Increase in paid-in capital			—	34,109,283
Total increase			—	35,156,383
Par value of Shares purchased (at an average discount from
net asset value of 15.5% and 15.8%, respectively)	(361,539)	(1,815,079)	($361,539)	(1,815,079)
Decrease in paid-in capital			(12,330,557)	(60,071,456)
Total decrease			(12,692,096)	(61,886,535)
Net decrease	(361,539)	(767,979)	($12,692,096)	($26,730,152)

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)

At March 31, 2018, the Company held in its treasury 5,889,275 shares of Common Stock with an aggregate cost of $193,274,105.

The tax basis distributions during the year ended December 31, 2017 are as follows: ordinary distributions of $17,329,407 and net capi-
tal gains distributions of $80,713,640. As of December 31, 2017, distributable earnings on a tax basis included $16,747,116 from undis-
tributed net capital gains and $580,692,277 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2017. As a result, additional paid-in capital was decreased by $1,517 and over-distributed net investment income was decreased by $1,517. As of
December 31, 2017, the Company had straddle loss deferrals of $131,762. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the three months ended March 31,
2018 to its officers (identified on back cover) amounted to $1,682,000.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2018 were:

Service cost	$122,914
Interest cost	213,134
Expected return on plan assets	(375,315)
Amortization of prior service cost	146
Amortization of recognized net actuarial loss	56,133
Net periodic benefit cost	$17,012

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and
Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.
The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees.
The aggregate cost of such plans for the three months ended March 31, 2018 was $212,369. The qualified thrift plan acquired 13,899 shares of the Company’s Common Stock during the three months ended March 31, 2018 and held 642,591 shares of the Company’s
Common Stock at March 31, 2018.

8. OPERATING LEASE COMMITMENT - In 2007, the Company entered into an operating lease agreement for office space which expired on
January 31,2018. The Company extended the lease for two months through March 31, 2018 at which time this leases concluded. Total expense for this operating lease were approximately $180,600.

In 2017, the Company entered into a new operating lease agreement for office space which commenced on January 1, 2018 and will expire on
October 31, 2028 and provides for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. The Company has the option to extend the lease for an additional five years at market rates. Total expense for this operating lease was approximately
$148,600 through March 31, 2018. Minimum rental commitments (cash payments) under this operating lease are approximately:

2018: $104,000 (2 months)     2019 - 2022: $624,200 (per year)Thereafter: $3,836,500

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02,
Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. Existing U.S. GAAP does not require the lessee to record an asset and offsetting liability associ-
ated with an operating lease. Generally consistent with existing U.S. GAAP, the annual cost of an operating lease will continue to be reflected as an expense in the Statements of Operations and Changes in Net Assets and disclosure of the terms of a lease will continue to be reported in the footnotes to the financial statements. ASU 2016-02 is effective for financial statements issued for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application is permitted and the Company adopted such accounting requirements in conjunction with the expiration of its prior operating lease and entrance into a new operating lease. The above referenced right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities of the Company in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on page 10. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2017 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the
Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of
Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quar-
ters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, DC or through the Company by calling us at 1-800-436-8401. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-
SEC-0330.

On April 26, 2018, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the
Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s
Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Rose P. Lynch
Lewis B. Cullman	Jeffrey W. Priest
Clara E. Del Villar	Henry R. Schirmer
John D. Gordan, III	Raymond S. Troubh
(*The Company is a stand-alone fund.)

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Anang K. Majmudar, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Linda J. Genid, Corporate Secretary

SERVICE COMPANIES

Counsel	Tranfer Agent and Registrar
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Independent Auditors	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
Custodian	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS

The votes cast by stockholders at the Company’s annual meeting held on April 18, 2018 were as follows:

	For	Withheld
Election of Directors:
Rodney B. Berens	26,658,415	3,204,675
Lewis B. Cullman	26,404,870	3,458,220
Spencer Davidson	26,428,470	3,434,620
Clara E. Del Villar	26,534,565	3,328,525
John D. Gordan, III	26,392,553	3,470,537
Betsy F. Gotbaum	26,472,154	3,390,936
Sidney R. Knafel	26,618,495	3,244,595
Rose P. Lynch	26,425,616	3,437,474
Jeffrey W. Priest	26,765,909	3,097,181
Henry R. Schirmer	26,740,138	3,122,952

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	6,858,013	69,280
Raymond S. Troubh	6,819,089	108,204

Ratification of the selection of Ernst & Young LLP as auditors of the
Company for the year 2018:

For - 28,023,957; Against - 1,708,251; Abstain - 130,883